UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

December 6, 2006

Jamba, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1700 17th Street, San Francisco, California 94103

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(415) 865-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On December 6, 2006, Jamba, Inc. (the “Company”) issued a press release announcing the financial results for its wholly-owned subsidiary, Jamba Juice Company, for the sixteen week period ended October 17, 2006.

The press release relating to the financial results for Jamba Juice Company for the sixteen week period ended October 17, 2006 is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Earnings release, dated December 6, 2006, regarding the sixteen week period ended October 17, 2006 for Jamba Juice Company.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2006

JAMBA, INC.

By:	/s/ Donald D. Breen
Name:	Donald D. Breen
Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings release, dated December 6, 2006, regarding the sixteen week period ended October 17, 2006 of Jamba Juice Company.